UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06495
                                                    ----------------------------

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           -------------

                      Date of fiscal year end: NOVEMBER 30
                                              ------------

                     Date of reporting period: MAY 31, 2006
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                [GRAPHIC OMITTED]

                                    LIGHTHOUSE

                               FLAHERTY & CRUMRINE
                               ===================
                                PREFERRED INCOME
                                OPPORTUNITY FUND

                                   SEMI-ANNUAL
                                     REPORT

                                  MAY 31, 2006

                             www.preferredincome.com

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of the Flaherty & Crumrine Preferred Income Opportunity Fund ("PFO"):

      The investment environment has been challenging during the first half of fiscal 2006 as long-term interest rates increased substantially. Despite this challenging environment, we are pleased to report the Fund's interest rate hedging strategy has brought the Fund through the weak bond market to date in relatively good shape. During the most recent fiscal quarter ended May 31st, the Fund's total return on Net Asset Value ("NAV") declined 1.5%(1). Viewed over the first two fiscal quarters of 2006, the total return on NAV INCREASED by a respectable 2.2%(1). For a further discussion of the Fund's recent NAV performance, please see the following Q&A section.

      As shown in the table below, over longer time periods the Fund has produced consistently strong results based on NAV. For comparison purposes, we have included the average total return earned on all funds in the Lipper Domestic Investment Grade Bond Funds category(3). Because the investment strategies including the interest rate hedge we use in the Fund typically differ significantly from those of the bond funds, we believe that PFO provides a superior way of accomplishing a similar income objective.

--------------------------------------------------------------------------------

                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                         FOR PERIODS ENDED MAY 31, 2006

                                                                   ONE    THREE     FIVE     TEN     LIFE OF
                                                                  YEAR    YEARS    YEARS    YEARS    FUND(2)
                                                                  ----    -----    -----    -----    -------
      Flaherty & Crumrine Preferred Income Opportunity Fund ...    0.4%     6.4%     9.9%     8.9%       9.7%
      Lipper Domestic Investment Grade Bond Funds(3) ..........    1.6%     3.9%     6.0%     6.8%       6.8%

----------
(1) Based on data published by Lipper Inc. in each calendar month during the relevant periods. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.

(2)   Since inception on February 13, 1992.

(3) Includes all U.S. Government bond, mortgage bond and term trust and investment grade bond funds in Lipper's closed-end fund database at each point in time.

--------------------------------------------------------------------------------

      Long-term interest rates have been on the rise since last September, but the trend accelerated during the past fiscal quarter. We began the quarter with yields on long-term U.S. Treasury bonds hovering around 4.6%; by the end of May, these yields were above 5.3%. When interest rates move like this, the impact on bond prices is dramatic - the price of long-term Treasuries declined by more than 9% during the quarter.

      It is precisely for times like these that the Fund employs its "safety net" hedging strategy. Rising long-term interest rates cause the value of the Fund's investments to decline, but the Fund's interest rate hedges help moderate the impact, limiting the net decline in the Fund's NAV.

      Recall that our hedge positions are analogous to an insurance policy. We make regular "premium" payments to buy protection against rising long-term interest rates. In order to keep the cost of these payments down, we typically structure the hedge with a "deductible," meaning some portion of the loss must be absorbed by the Fund before we can collect on the policy. If long-term interest rates increase significantly, the hedge position will help offset the decline in the value of the portfolio. This was the experience during the 2nd fiscal quarter.

      In addition to helping protect the value of the portfolio in a weak fixed-income market, the hedging strategy also helps support the Fund's dividend through reinvestment of the hedge profits in income-producing securities. Please see the following Q&A section for more on how the hedging strategies affect the Fund's NAV and distributable income.

      Good news for Fund shareholders arrived in the recently adopted tax bill, which extended the 15% and 5% tax brackets on "Qualified Dividend Income" ("QDI") and long-term capital gains through 2010. Recall that over the last several years, a significant percentage of the Fund's income has been eligible as QDI. While we can't predict that this percentage will remain as high in the future, extension of these lower brackets will certainly benefit shareholders.

      Neither fish nor fowl, with characteristics of both debt and equity, preferred securities can serve a wide range of financing needs. At the same time, these mixed characteristics leave room for differing opinions on how to view preferreds. Whether investor or issuer, credit agency or regulator, accountants or the IRS; all have different approaches for treating preferred securities. For a discussion of these mixed characteristics and how we attempt to benefit from them, please take a look at the update on the preferred market in the following Q&A section.

      We hope investors will take advantage of the Fund's website, WWW.PREFERREDINCOME.COM. It contains a wide range of useful and up-to-date information about the Fund. In addition, some of the topics mentioned above are analyzed in greater depth in the Frequently Asked Questions section of the website.

      Sincerely,

      /s/ Donald F. Crumrine                      /s/ Robert M. Ettinger

      Donald F. Crumrine                          Robert M. Ettinger
      Chairman of the Board                       President

      July 10, 2006

                               QUESTIONS & ANSWERS

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE?

      One method we have used in the past to better communicate the Fund's net asset value (NAV) performance is to begin with the total return on the Fund's securities portfolio, and progressively adjust for the impact of hedging, expenses and leverage to arrive at the total return based on NAV (which includes all of these factors). As mentioned in the shareholder's letter, the bond market weakened significantly over the three months ended May 31st, accelerating the sell off which began last year. While preferred securities performed much better than long-term U.S. Treasuries and many other sectors of the fixed-income market, the Fund's unhedged securities portfolio still produced a negative total return of -2.5% during the recent fiscal quarter, and only +1.3% over the fiscal year-to-date.

      The bright spot so far this fiscal year has been the degree to which the interest rate hedge helped insulate the Fund's portfolio from a more significant decline due to the recent rise in long-term interest rates. During the Fund's 2nd fiscal quarter, the hedge improved results by +2.1%. During the Fund's 1st fiscal quarter, long-term interest rates actually declined and the interest rate hedge cost the Fund money. Consequently, over the full fiscal year-to-date, the hedge improved results by +1.4%.

      The benefit of leverage and the cost of the Fund's expenses generally offset each other to some extent, and they have again this year. However, as the cost of the Fund's leverage has increased over the past two years (see the Q&A regarding leverage below), less incremental income on the Fund's leveraged investments is available to offset the expense burden. In both the 2nd fiscal quarter and fiscal year-to-date, this was true. The total returns on NAV of -1.5% for the quarter and +2.2% for the fiscal year-to-date discussed in the shareholders' letter were below those of the hedged investment portfolio because the total returns on NAV include the impact of leverage and expenses.

COULD YOU REMIND ME AGAIN THE PURPOSE OF THE INTEREST RATE HEDGE?

      The interest rate hedge has two purposes. The first is to help offset a decline in the value of the Fund's securities portfolio (and therefore its NAV) caused by a significant rise in long-term interest rates. The Fund purchases out-of-the-money put options on US Treasury futures whose price movements are correlated (albeit not perfectly) with those of the Fund's securities portfolio.

      During a period of rising long-term interest rates, the Fund will initially experience a reduction in NAV, as the hedge tightens and only partially offsets the decline in the value of the securities portfolio. However, if interest rates continue to increase, the put options and/or related derivatives would be expected to appreciate in value and offset an increasing proportion of the decline in the value of the Fund's investments. As with insurance premiums paid on a house, these types of hedging instruments expire worthless if long-term interest rates either fall or do not change much, analogous to paying for insurance when the house doesn't burn down.

      The second purpose of the safety-net hedge is to generate additional income following a significant increase in long-term interest rates. This can be achieved by investing realized gains from the interest rate hedge in additional income producing securities. If long-term interest rates increase sufficiently, the additional income received helps support and possibly increase the Fund's monthly dividend rate.

PLEASE UPDATE ME ON DEVELOPMENTS IN THE PREFERRED MARKET.

      As we have previously discussed with readers, the preferred market consists of two main segments -"traditional" preferred stock that pays dividends eligible as Qualified Dividend Income ("QDI") and taxable or "hybrid" preferred securities that pay fully taxable interest. These two preferred market segments have always existed in a grey area on an issuer's balance sheet between debt and equity, and differing viewpoints over their status have been a constant theme as far back as we can remember. Early last year, Moody's Investors Services attempted to reduce the confusion by clarifying their credit rating treatment for securities issued in each segment. Their doing so prompted significant growth in the preferred market, but confusion returned as various regulators (representing both issuers and purchasers) have applied different approaches to characterizing these newer preferreds. The result has been a great deal of volatility in preferred securities' prices.

      There is nothing unusual going on here. As long as clever Wall Street bankers continue to cook up variants on the two basic segments, confusion will persist. And in confusion lies opportunity, as the turmoil contributes to the preferred market's inefficiency and allows us to attempt to benefit from these inefficiencies to add value to the Fund. Recently, we've taken advantage of this confusion (and its impact on market valuation relationships) to scale back the allocation to traditional preferreds and increase our holdings of hybrid preferreds. We look forward to being able to continue to take advantage of the preferred market's inefficiencies in the future.

ARE THERE ANY FEDERAL TAX ADVANTAGES TO INVESTING IN PREFERRED SECURITIES?

      Yes, and these benefits have been recently extended until 2010. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the maximum rate paid by individuals on QDI to 15% or 5% (depending on an individual's income). As mentioned in the shareholder's letter, the recently adopted Tax Increase Protection and Reconciliation Act of 2005 extends these lowered QDI rates from 2008 until 2010. Prior to 2003, dividend income was typically taxed at the same rate as ordinary income.

      To be eligible for the lower tax rate as QDI, the dividend must be paid from a company's after-tax income. For this reason, it is important to understand the difference between taxable (or "hybrid") preferred securities and traditional preferred stock. Hybrid preferreds pay interest, which the issuer can deduct from revenue in determining its taxable income. Traditional preferreds pay dividends, which are distributed from income after corporate taxes have been paid. Because of the different tax treatment, hybrid preferred securities normally have a higher yield than traditional preferred stocks.

      For the investor, interest from hybrids is taxed as ordinary income, while dividends from traditional preferreds may be taxed at the new, lower rate. As a result, an investor in a low tax bracket or an IRA investor is more likely to purchase taxable preferreds for the higher pre-tax income, while an investor in a high tax bracket may prefer the QDI issue for the higher after-tax income. But this isn't always the case. The market tends to offset the tax impact pretty effectively, and securities that pay QDI will usually yield less (before taxes) than those that pay interest.

      Of course, it is important to remember the composition of the portfolio and the income distributions can change from one year to the next, and the QDI portions of one year's distributions may not be the same (or even similar) to another year's.

DOES LEVERAGE BENEFIT THE FUND EVEN WHEN THE U.S. TREASURY YIELD CURVE IS FLAT OR INVERTED?

      Yes,  as  long  as  short-term  U.S.   Treasury  interest  rates  are  not
dramatically above long-term rates, the Fund continues to benefit from the use of leverage in a flat or inverted yield curve.

      Leverage is the use of borrowed funds to improve one's rate of return from an investment with a corresponding increase in risk. PFO acquires its additional funds to enhance the total return of the portfolio through the issuance of Money Market Cumulative Preferred(TM) Stock (MMP(R)).

      Generally, the rate paid on the MMP(R) is well below the rate the Fund can earn on the investment portfolio and, due to a tax advantage for qualified MMP(R) investors, the rate the Fund pays on the MMP(R) is relatively low compared with other means of financing. The additional cash flow generated by leverage enhances the income available for distribution to Common Stock Shareholders.

      The incremental income is greatest when the "spread" between the income generated by the portfolio and the rate paid on the MMP(R) is wide. However, the converse is also true; as the U.S Treasury yield curve "flattens" (short-term rates and long-term rates approach equality), the amount of additional income generated by the leverage will decrease. The Fund still benefits from additional income generated by the leverage, just not as much as when the Treasury yield curve is steeper. Of course, nothing is that simple. The Fund's income is determined by several factors, the cost of leverage being only one.

      In the case of an inverted U.S. Treasury yield curve (short-term rates are higher than long-term rates) the Fund should continue to benefit from the use of leverage. Preferred securities generally trade at yields higher than the Treasury yields, commonly referred to as the "credit spread". So, although the Treasury curve may be inverted, the preferred securities in the portfolio will ordinarily continue to have a higher return than the short-term rates the Fund pays for its leverage.

CAN I REINVEST DIVIDENDS DIRECTLY INTO THE FUND AND IS THERE ANY BENEFIT OVER PURCHASING SHARES IN THE OPEN MARKET?

      The answer to both questions is yes. The Fund's Dividend Reinvestment Plan (the "DRIP") provides a means of acquiring additional shares of the Fund without paying the full market premium, if any. When the market price is above NAV, new shares will be issued to participants in the Plan at the higher of NAV or 95% of the then current market price. Participating shareholders can therefore receive a discount on their reinvested shares of up to 5% of the market price.

      If the market price of the shares is below the NAV, the Plan purchases shares in the open market. The brokerage commission charged for acquiring these shares is competitive with most "discount" brokers.

      Shareholders should be aware that not all broker-dealers participate in the Fund's dividend reinvestment plan. If your shares are held in a brokerage account, ask your broker if his/her firm is set up to participate. If you hold your shares in certificate form, or if you would just like more information, call PFPC Inc., at 1-800-331-1710.

PLEASE VISIT THE FREQUENTLY ASKED QUESTIONS SECTION ON THE FUND'S WEBSITE AT WWW.PREFERREDINCOME.COM FOR FURTHER DISCUSSION ON THE ABOVE TOPICS AS WELL AS OTHER INFORMATION ABOUT THE FUND.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OVERVIEW
MAY 31, 2006 (UNAUDITED)
------------------------------------------------------------------

FUND STATISTICS ON 05/31/06
--------------------------------------------------------------------------------
Net Asset Value                                                     $     12.00

Market Price                                                        $     11.05

Discount                                                                   7.92%

Yield on Market Price                                                      7.06%

Common Shares Outstanding                                            11,695,372

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Utilities               38%
Banks                   25%
Insurance               14%
Finance                  9%
Oil and Gas              6%
REITs                    4%
Other                    4%

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AAA                                                                         0.2%

AA                                                                          1.4%

A                                                                          18.3%

BBB                                                                        48.3%

BB                                                                         19.0%

Not Rated                                                                  10.9%
--------------------------------------------------------------------------------
Below Investment Grade*                                                    20.9%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                                                         % OF
TOP 10 HOLDINGS BY ISSUER                                              PORTFOLIO
--------------------------------------------------------------------------------
Interstate Power & Light                                                 5.0%

Entergy Louisiana                                                        4.3%

Lehman Brothers                                                          3.6%

Xcel Energy                                                              3.5%

Cobank                                                                   3.0%

EOG Resources                                                            3.0%

North Fork Bancorporation                                                3.0%

HSBC                                                                     3.0%

Alabama Power                                                            2.9%

Principal Financial Group                                                2.9%

                                                                                                     % OF PORTFOLIO**
---------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                        68%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)                   63%

---------------------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2006 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
------------                                                                                              -----
PREFERRED SECURITIES -- 94.7%
               BANKING -- 24.6%
------------------------------------------------------------------------------------------------------------------------
      20,000   ABN AMRO Capital Fund Trust V, 5.90% Pfd. ........................................  $        450,000**(1)
$  3,000,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B ...............         3,441,750
               Auction Pass-Through Trust, CI B:
           9     Series 2006-5, Variable Rate Pfd., 144A**** ....................................           240,750*
           9     Series 2006-6, Variable Rate Pfd.,144A**** .....................................           240,750*
               Cobank, ACB:
      45,000     7.00% Pfd., 144A**** ...........................................................         2,312,100*
      75,000     Adj. Rate Pfd., 144A**** .......................................................         4,064,250*
$    500,000   Comerica (Imperial) Capital Trust I, 9.98% 12/31/26 Capital Security,
                 Series B .......................................................................           543,195
       4,500   FBOP Corporation, Adj. Rate Pfd., 144A**** .......................................         4,533,750*
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B .............         2,388,240(1)
               First Republic Bank:
     200,000     6.25% Pfd. .....................................................................         4,852,000*
       5,000     6.70% Pfd. .....................................................................           123,000*
      22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A**** ..           584,775
       7,400   Fleet Capital Trust VII, 7.20% Pfd. 12/15/31 .....................................           187,849
      10,000   Fleet Capital Trust VIII, 7.20% Pfd. 03/15/32 ....................................           254,950
$  4,349,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security ......................         4,653,169
$  3,500,000   HBOS Capital Funding LP, 6.85% Pfd. ..............................................         3,414,145(1)
       5,000   HSBC Series II, Variable Inverse Pfd., Pvt. ......................................         5,570,000*
               HSBC USA, Inc.:
      19,500     6.50% Pfd., Series H ...........................................................           489,450*
       3,250     $2.8575 Pfd. ...................................................................           146,884*
       6,000   JPMorgan Chase Capital X, 7.00% Pfd. 02/15/32, Series J ..........................           150,360
$  1,350,000   Keycorp Institutional Capital B, 8.25% 12/15/26 Capital Security .................         1,419,322
$  1,500,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security ......................         1,579,050
      16,000   PFGI Capital Corporation, 7.75% Pfd. .............................................           412,320
$  1,700,000   RBS Capital Trust B, 6.80% Pfd. ..................................................         1,662,591**(1)
          10   Roslyn Real Estate, 8.95% Pfd., Series C, 144A**** ...............................         1,040,969
      33,100   Sovereign Bancorp, 7.30% Pfd., Series C ..........................................           848,188*
      57,875   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ...................................         1,455,556
       8,600   USB Capital VII, 5.875% Pfd. 08/15/35 ............................................           187,910
      56,800   USB Capital VIII, 6.35% Pfd. 12/29/65 ............................................         1,340,196
       6,000   USB Capital X, 6.50% Pfd. 04/12/66 ...............................................           143,340
$  3,100,000   Washington Mutual Preferred Funding, Variable Rate Pfd., 144A**** ................         2,976,791
-------------------------------------------------------------------------------------------------------------------
                                                                                                         51,707,600
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- 9.1%
---------------------------------------------------------------------------------------------------------------------
     159,505   Lehman Brothers Holdings, Inc., 5.94% Pfd., Series C .............................  $      7,590,843*
       3,000   Merrill Lynch Series II STRIPES Custodial Receipts, Pvt. .........................         2,973,000*
       9,200   Morgan Stanley Capital Trust IV, 6.25% Pfd. ......................................           213,394
     101,800   Morgan Stanley Capital Trust VI, 6.60% Pfd. ......................................         2,463,051
               SLM Corporation:
      94,150     6.97% Pfd., Series A ...........................................................         5,077,980*
       7,500     Adj. Rate Pfd., Series B .......................................................           783,750*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         19,102,018
                                                                                                   ----------------
               INSURANCE -- 12.9%
---------------------------------------------------------------------------------------------------------------------
      20,000   ACE Ltd., 7.80% Pfd., Series C ...................................................           512,200**(1)
      25,000   Aegon NV, 6.50% Pfd. .............................................................           598,875**(1)
               Arch Capital Group Ltd.:
      10,000     7.875% Pfd., Series B ..........................................................           244,950**(1)
      29,750     8.00% Pfd. .....................................................................           742,114**(1)
               Axis Capital Holdings:
      55,150     7.25% Pfd., Series A ...........................................................         1,347,314**(1)
       9,300     Variable Rate Pfd., Series B ...................................................           927,489(1)
      16,000   Berkley W.R. Capital Trust II, 6.75% Pfd., 07/26/45 ..............................           371,280
      22,000   Endurance Specialty Holdings, 7.75% Pfd. .........................................           524,590**(1)
      15,850   Everest Re Capital Trust II, 6.20% Pfd., Series B ................................           337,129(1)
      10,000   Lincoln National Corporation, 6.75% Pfd. 04/20/66 ................................           237,150
     140,000   MetLife Inc., 6.50% Pfd., Series B ...............................................         3,454,500*
       4,900   PartnerRe Capital Trust I, 7.90% Pfd. 12/31/31 ...................................           124,950**(1)
       1,930   PartnerRe Ltd., 6.75% Pfd., Series C .............................................            45,008**(1)
     228,500   Principal Financial Group, 6.518% Pfd. ...........................................         6,076,957*
$  5,734,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security ....................         5,320,149
$  1,000,000   Renaissancere Capital Trust, 8.54% 03/01/27 Capital Security, Series B ...........         1,052,880(1)
               Renaissancere Holdings Ltd.:
      25,000     6.08% Pfd., Series C ...........................................................           526,250**(1)
       6,000     7.30% Pfd., Series B ...........................................................           146,040**(1)
       9,000     8.10% Pfd., Series A ...........................................................           225,450**(1)
     115,500   Scottish Re Group Ltd., 7.25% Pfd. ...............................................         2,887,500**(1)
       8,480   St. Paul Capital Trust I, 7.60% Pfd. 10/15/50 ....................................           214,290
$    560,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A**** ........................           646,702
      22,850   XL Capital Ltd., 8.00% Pfd., Series A ............................................           585,874**(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         27,149,641
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2006 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- 37.3%
---------------------------------------------------------------------------------------------------------------------
               Alabama Power Company:
       4,980     4.60% Pfd. .....................................................................  $        404,227*
       6,485     4.72% Pfd. .....................................................................           540,136*
         868     4.92% Pfd. .....................................................................            75,360*
     225,000     5.30% Pfd. .....................................................................         5,085,000*
       6,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ........................           623,670*
       1,628   Central Hudson Gas & Electric Corporation, 4.35% Pfd., Series D, Pvt. ............           126,463*
       3,798   Central Maine Power Company, 4.75% Pfd. ..........................................           302,644*
      11,119   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt. ........         1,154,986*
               Connecticut Light & Power Company:
       2,050     4.50% Pfd., Series 1956 ........................................................            75,266*
      10,000     4.50% Pfd., Series 1963, Pvt. ..................................................           362,300*
      25,000     5.28% Pfd., Series 1967 ........................................................         1,082,125*
         883     $2.04 Pfd., Series 1949 ........................................................            29,395*
       2,900     $2.20 Pfd., Series 1949 ........................................................           104,110*
       9,652     $3.24 Pfd. .....................................................................           504,993*
       2,000   Consolidated Edison Company of New York, 4.65% Pfd., Series C ....................           169,320*
       7,500   Dayton Power and Light Company, 3.90% Pfd., Series C .............................           466,987*
$  1,500,000   Dominion Resources Capital Trust III, 8.40% 01/15/31 Capital Security ............         1,679,505
               Duquesne Light Company:
      15,030     3.75% Pfd. .....................................................................           462,097*
      25,775     6.50% Pfd. .....................................................................         1,313,881*
       5,000   Energy East Capital Trust I, 8.25% Pfd. ..........................................           126,575
               Entergy Arkansas, Inc.:
       2,840     4.56% Pfd. .....................................................................           205,502*
       3,050     4.56% Pfd., Series 1965 ........................................................           220,698*
       1,435     6.08% Pfd. .....................................................................           131,346*
      90,000     6.45% Pfd. .....................................................................         2,276,100*
       2,441   Entergy Gulf States, Inc., 7.56% Pfd. ............................................           224,682*
               Entergy Louisiana, Inc.:
         299     5.16% Pfd. .....................................................................            31,322*
         943     6.44% Pfd. .....................................................................            97,657*
      36,000     6.95% Pfd., 144A**** ...........................................................         3,655,080*
       4,174     7.36% Pfd. .....................................................................           434,722*
     182,383     8.00% Pfd., Series 92 ..........................................................         4,597,875*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Entergy Mississippi, Inc.:
       4,616     4.36% Pfd. .....................................................................  $        306,295*
       5,000     4.92% Pfd. .....................................................................           374,400*
       4,400   Florida Power Company, 4.75% Pfd. ................................................           369,578*
               Great Plains Energy, Inc.:
       1,625     4.20% Pfd. .....................................................................           115,416*
       2,000     4.35% Pfd. .....................................................................           147,130*
      24,000   Gulf Power Company, 6.00% Pfd., Series 1 .........................................         2,364,720*
               Hawaiian Electric Company, Inc.:
       2,471     5.00% Pfd., Series D ...........................................................            41,686*
       7,438     5.00% Pfd., Series E ...........................................................           125,479*
       1,383     5.00% Pfd., Series I ...........................................................            23,331*
$  3,750,000   Houston Light & Power Capital Trust II, 8.257% 02/01/37 Capital Security .........         3,931,837
      30,500   Indianapolis Power & Light Company, 5.65% Pfd. ...................................         2,653,042*
     340,000   Interstate Power & Light Company, 8.375% Pfd., Series B ..........................        10,609,700*
       2,588   New York State Electric & Gas, $4.50 Pfd., Series 1949 ...........................           199,561*
               Ohio Power Company:
       3,018     4.20% Pfd. .....................................................................           223,755*
       1,251     4.40% Pfd. .....................................................................            97,165*
               Pacific Enterprises:
      13,680     $4.36 Pfd. .....................................................................         1,060,679*
      24,985     $4.50 Pfd. .....................................................................         1,999,425*
      15,730     $4.75 Pfd., Series 53 ..........................................................         1,328,634*
               Pacific Gas & Electric Co.:
       7,600     4.50% Pfd., Series H ...........................................................           141,322*
      41,500     5.00% Pfd., Series D ...........................................................           864,445*
      83,000     5.00% Pfd., Series E ...........................................................         1,772,880*
               PacifiCorp:
       5,672     $4.56 Pfd. .....................................................................           431,611*
       6,708     $4.72 Pfd. .....................................................................           528,356*
      10,500     $7.48 Sinking Fund Pfd. ........................................................         1,071,420*
       1,250   PECO Energy Company, $4.30 Pfd., Series B ........................................            92,250*
      15,142   Portland General Electric, 7.75% Sinking Fund Pfd. ...............................         1,545,922*
      14,020   Public Service Electric & Gas Company, 5.28% Pfd., Series E ......................         1,254,229*
      70,210   San Diego Gas & Electric Company, $1.70 Pfd. .....................................         1,821,247*
       8,900   Savannah Electric & Power Company, 6.00% Pfd. ....................................           225,926*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2006 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               South Carolina Electric & Gas Company:
      13,974     5.125% Purchase Fund Pfd., Pvt. ................................................  $        718,124*
       7,774     6.00% Purchase Fund Pfd., Pvt. .................................................           395,774*
               Southern California Edison:
      57,646     4.08% Pfd. .....................................................................         1,003,617*
       5,000     4.24% Pfd. .....................................................................            88,950*
      60,000   Southern Union Company, 7.55% Pfd. ...............................................         1,557,900*
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 Capital Security .........................           779,269
       5,700   Union Electric Company, 4.56% Pfd. ...............................................           460,246*
               Virginia Electric & Power Company:
       1,665     $4.04 Pfd. .....................................................................           116,267*
       2,470     $4.20 Pfd. .....................................................................           179,310*
       1,673     $4.80 Pfd. .....................................................................           140,013*
       2,878     $6.98 Pfd. .....................................................................           295,412*
      12,500     $7.05 Pfd. .....................................................................         1,279,063*
      11,200   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 ...............................           281,736
       2,262   Washington Gas & Light Company, $4.25 Pfd. .......................................           170,555*
      12,863   Wisconsin Power & Light Company, 6.20% Pfd. ......................................         1,318,393*
               Xcel Energy, Inc.:
      15,000     $4.08 Pfd., Series B ...........................................................         1,101,600*
      20,040     $4.10 Pfd., Series C ...........................................................         1,478,952*
      35,510     $4.11 Pfd., Series D ...........................................................         2,627,030*
      17,750     $4.16 Pfd., Series E ...........................................................         1,329,120*
      10,000     $4.56 Pfd., Series G ...........................................................           820,800*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         78,427,596
                                                                                                   ----------------
               OIL AND GAS -- 4.6%
---------------------------------------------------------------------------------------------------------------------
       8,000   Devon Energy Corporation, 6.49% Pfd., Series A ...................................           803,680*
       6,125   EOG Resources, Inc., 7.195% Pfd., Series B .......................................         6,363,752*
$  1,650,000   KN Capital Trust III, 7.63% 04/15/28 Capital Security ............................         1,484,159
      10,000   Lasmo America Limited, 8.15% Pfd., 144A**** ......................................         1,069,500*(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,721,091
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
PREFERRED SECURITIES -- (CONTINUED)
               REAL ESTATE INVESTMENT TRUST (REIT) -- 4.4%
---------------------------------------------------------------------------------------------------------------------
               BRE Properties, Inc.:
      20,000     6.75% Pfd., REIT, Series D .....................................................  $        474,200
      18,900     8.08% Pfd., REIT, Series B .....................................................           481,288
               Duke Realty Corporation:
      12,500     6.50% Pfd., REIT, Series K .....................................................           289,313
      20,000     6.625% Pfd., REIT, Series J ....................................................           470,500
      10,000   Equity Office Property Trust, 7.75% Pfd., REIT, Series G .........................           251,500
       1,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K ........................            57,870
      50,000   HRPT Properties Trust, 7.125% Pfd., REIT, Series C ...............................         1,218,250
      10,000   PS Business Parks, Inc., 7.00% Pfd., REIT, Series H ..............................           239,300
               Public Storage, Inc.:
      13,600     6.18% Pfd., REIT, Series D .....................................................           294,644
     103,875     6.45% Pfd., REIT, Series F .....................................................         2,357,443
       7,500     6.75% Pfd., REIT, Series E .....................................................           177,450
      30,000     7.125% Pfd., REIT ..............................................................           735,000
      40,000   Realty Income Corporation, 7.375% Pfd., REIT, Series D ...........................         1,008,600
               Regency Centers Corporation:
       6,000     6.70% Pfd., REIT ...............................................................           138,600
      40,000     7.25% Pfd., REIT ...............................................................           983,400
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,177,358
                                                                                                   ----------------
               MISCELLANEOUS INDUSTRIES -- 1.8%
---------------------------------------------------------------------------------------------------------------------
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B ........................         1,082,900*
      35,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ..............................         2,700,950*
      26,000   Touch America Holdings, $6.875 Pfd. ..............................................                --+*
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,783,850
                                                                                                   ----------------
               TOTAL PREFERRED SECURITIES
                 (Cost $193,129,070) ............................................................       199,069,154
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 3.3%
               FINANCIAL SERVICES -- 0.4%
---------------------------------------------------------------------------------------------------------------------
      36,300   Saturns-GS, 6.00% 02/15/33, Series GS ............................................           805,860
---------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2006 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
CORPORATE DEBT SECURITIES -- (CONTINUED)
               INSURANCE -- 1.2%
---------------------------------------------------------------------------------------------------------------------
$    900,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A**** ...............................  $        861,615
$  1,750,000   Liberty Mutual Insurance, 7.697%  10/15/97, 144A**** .............................         1,654,371
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,515,986
                                                                                                   ----------------
               UTILITIES -- 0.5%
---------------------------------------------------------------------------------------------------------------------
$  1,000,000   Duquesne Light Holdings, 6.25% 08/15/35 ..........................................           900,755
      10,000   Entergy Louisiana LLC, 7.60% 04/01/32 ............................................           254,250
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,155,005
                                                                                                   ----------------
               OIL AND GAS -- 1.2%
---------------------------------------------------------------------------------------------------------------------
      97,900   Nexen, Inc., 7.35% Subordinated Notes ............................................         2,461,696(1)
---------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE DEBT SECURITIES
                 (Cost $7,263,192) ..............................................................         6,938,547
                                                                                                   ----------------
OPTION CONTRACTS -- 1.2%
       1,355   September Put Options on September U.S. Treasury Bond Futures,
                 Expiring 08/25/06 ..............................................................         2,554,609+
-------------------------------------------------------------------------------------------------------------------
               TOTAL OPTION CONTRACTS
                 (Cost $2,802,145) ..............................................................         2,554,609
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2006 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                            -----
MONEY MARKET FUND -- 0.2%
     498,837   BlackRock Provident Institutional, TempFund .................................       $        498,837
-------------------------------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND
                 (Cost $498,837) ...........................................................                498,837
                                                                                                   ----------------
TOTAL INVESTMENTS (Cost $203,693,244***) .......................................        99.4%           209,061,147
OTHER ASSETS AND LIABILITIES (Net) .............................................         0.6%             1,236,328
                                                                                   ---------       ----------------
TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK .......................       100.0%++    $    210,297,475
                                                                                   ---------       ----------------
MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R)) REDEMPTION VALUE ......................            (70,000,000)
                                                                                                   ----------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .................................................       $    140,297,475
                                                                                                   ================

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**    Securities distributing Qualified Dividend Income only.

***   Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

 (1)  Foreign Issuer.

   +  Non-income producing.

  ++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

        ABBREVIATIONS:

PFD. -- Preferred Securities
PVT. -- Private Placement Securities
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                        MAY 31, 2006 (UNAUDITED)
              ------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $203,693,244) ..............................                     $ 209,061,147
   Dividends and interest receivable ......................................                         1,590,264
   Prepaid expenses .......................................................                           169,846
                                                                                                -------------
         Total Assets .....................................................                       210,821,257

LIABILITIES:
   Dividends payable to Common Stock Shareholders .........................    $    98,164
   Investment advisory fee payable ........................................        100,478
   Administration, Transfer Agent and Custodian fees payable ..............         44,786
   Professional fees payable ..............................................         41,404
   Directors' fees payable ................................................          4,575
   Accrued expenses and other payables ....................................         24,837

   Accumulated undeclared distributions to Money Market Cumulative
      Preferred(TM) Stock Shareholders ....................................        209,538
                                                                               -----------
         Total Liabilities ................................................                           523,782
                                                                                                -------------

MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (700 SHARES
   OUTSTANDING) REDEMPTION VALUE ..........................................                        70,000,000
                                                                                                -------------

NET ASSETS AVAILABLE TO COMMON STOCK ......................................                     $ 140,297,475
                                                                                                =============

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income .......................                     $    (456,456)
   Accumulated net realized gain on investments sold ......................                             5,821
   Unrealized appreciation of investments .................................                         5,367,903
   Par value of Common Stock ..............................................                           116,954
   Paid-in capital in excess of par value of Common Stock .................                       135,263,253
                                                                                                -------------
         Total Net Assets Available to Common Stock .......................                     $ 140,297,475
                                                                                                =============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (11,695,372 shares outstanding) ...........................                     $       12.00
                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2006 (UNAUDITED)
------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends+ .............................................................                     $   5,658,769
   Interest ...............................................................                         1,290,220
                                                                                                -------------
         Total Investment Income ..........................................                         6,948,989

EXPENSES:
   Investment advisory fee ................................................    $   593,648
   Administrator's fee ....................................................        105,089
   Money Market Cumulative Preferred(TM) Stock broker commissions
     and auction agent fees ...............................................        100,972
   Professional fees ......................................................         63,065
   Insurance expense ......................................................         91,619
   Transfer Agent fees ....................................................         31,186
   Directors' fees ........................................................         39,130
   Custodian fees .........................................................         12,360
   Chief Compliance Officer fees ..........................................         19,694
   Other ..................................................................         41,953
         Total Expenses ...................................................                         1,098,716
                                                                                                -------------

NET INVESTMENT INCOME .....................................................                         5,850,273
                                                                                                -------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain on investments sold during the period ................                         5,263,246
   Change in net unrealized appreciation/depreciation of investments
      held during the period ..............................................                        (6,666,925)
                                                                                                -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...........................                        (1,403,679)
                                                                                                -------------

DISTRIBUTIONS TO MONEY MARKET CUMULATIVE PREFERRED(TM)
 STOCK SHAREHOLDERS:
   From net investment income (including changes in accumulated
      undeclared distributions) ...........................................                        (1,346,515)
                                                                                                -------------

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS ......                     $   3,100,079
                                                                                                =============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
              ------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                                                  MAY 31, 2006       YEAR ENDED
                                                                                  (UNAUDITED)     NOVEMBER 30, 2005
                                                                               ----------------   -----------------
OPERATIONS:
   Net investment income ..................................................    $      5,850,273   $      11,145,051
   Net realized gain on investments sold during the period ................           5,263,246           4,238,243
   Change in net unrealized appreciation/depreciation of investments held
      during the period ...................................................          (6,666,925)         (4,421,911)

   Distributions to MMP(R)* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ...........          (1,346,515)         (1,937,548)
                                                                               ----------------   -----------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................           3,100,079           9,023,835

DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) .....................................................          (4,750,823)        (10,602,545)
                                                                               ----------------   -----------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .......................          (4,750,823)        (10,602,545)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment and Cash
      Purchase Plan .......................................................             231,696           1,150,181
                                                                               ----------------   -----------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
      RESULTING FROM FUND SHARE TRANSACTIONS ..............................             231,696           1,150,181
                                                                               ----------------   -----------------

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD .......    $     (1,419,048)  $        (428,529)
                                                                               ================   =================
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ....................................................    $    141,716,523   $     142,145,052
   Net decrease in net assets during the period ...........................          (1,419,048)           (428,529)
                                                                               ----------------   -----------------
   End of period (including distributions in excess of net investment
      income of ($456,456) and ($209,391), respectively) ..................    $    140,297,475   $     141,716,523
                                                                               ================   =================

----------
*     Money Market Cumulative Preferred(TM) Stock.

(1)   May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------------------

      Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                             SIX MONTHS
                                                               ENDED                         YEAR ENDED NOVEMBER 30,
                                                            MAY 31, 2006     ------------------------------------------------------
                                                            (UNAUDITED)        2005         2004      2003       2002       2001
                                                            ------------     ---------   ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................   $   12.14       $   12.27   $   12.59  $   10.78  $   11.60  $   10.68
                                                             ---------       ---------   ---------  ---------  ---------  ---------
INVESTMENT OPERATIONS:
Net investment income ....................................        0.50            0.96        0.98       1.02       1.07       1.10
Net realized and unrealized gain/(loss) on investments ...       (0.11)          (0.01)      (0.27)      1.85      (0.87)      0.89
DISTRIBUTIONS TO MMP(R)* SHAREHOLDERS:
From net investment income ...............................       (0.12)          (0.17)      (0.09)     (0.08)     (0.11)     (0.25)
                                                             ---------       ---------   ---------  ---------  ---------  ---------
Total from investment operations .........................        0.27            0.78        0.62       2.79       0.09       1.74
                                                             ---------       ---------   ---------  ---------  ---------  ---------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ...............................       (0.41)          (0.91)      (0.94)     (0.98)     (0.91)     (0.82)
                                                             ---------       ---------   ---------  ---------  ---------  ---------
Total distributions to Common Stock Shareholders .........       (0.41)          (0.91)      (0.94)     (0.98)     (0.91)     (0.82)
                                                             ---------       ---------   ---------  ---------  ---------  ---------
Net asset value, end of period ...........................   $   12.00       $   12.14   $   12.27  $   12.59  $   10.78  $   11.60
                                                             =========       =========   =========  =========  =========  =========
Market value, end of period ..............................   $   11.05       $   11.53   $   13.53  $   13.51  $   11.72  $   11.27
                                                             =========       =========   =========  =========  =========  =========
Total investment return based on net asset value** .......        2.34%****       6.36%       4.68%     26.57%      0.63%     16.97%
                                                             =========       =========   =========  =========  =========  =========
Total investment return based on market value ** .........       (0.78%)****     (8.40%)      7.57%     24.92%     12.61%     26.95%
                                                             =========       =========   =========  =========  =========  =========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's) ..........   $ 140,297       $ 141,717   $ 142,145  $ 144,303  $ 122,258  $ 129,792
     Operating expenses ..................................        1.54%***        1.53%       1.52%      1.54%      1.56%      1.61%
     Net investment income + .............................        6.30%***        6.30%       7.11%      7.85%      8.67%      7.63%
----------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate .............................          34%****         57%         28%        28%        29%        41%
     Total net assets available to Common and Preferred
       Stock, end of period (in 000's) ...................   $ 210,297       $ 211,717   $ 212,145  $ 214,411  $ 192,361  $ 200,228
     Ratio of operating expenses to total average net
       assets available to Common and Preferred Stock ....        1.03%***        1.03%       1.03%      1.02%      1.00%      1.03%

   *  Money Market Cumulative Preferred(TM) Stock.

  ** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

 ***  Annualized.

****  Not Annualized.

   + The net investment income ratios reflect income net of operating expenses and payments to MMP(R)* Shareholders.

  ++  Information presented under heading Supplemental Data includes MMP(R)*.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                           PER SHARE OF COMMON STOCK (UNAUDITED)
              ------------------------------------------------------------------

                                                          TOTAL                                       DIVIDEND
                                                        DIVIDENDS       NET ASSET        NYSE       REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE    PRICE (1)
                                                        ---------       ---------    -------------  ------------
December 31, 2005 ..............................         $ 0.0705        $ 12.24        $ 11.09        $ 11.43
January 31, 2006 ...............................           0.0705          12.28          12.63          12.28
February 28, 2006 ..............................           0.0705          12.38          12.39          12.38
March 31, 2006 .................................           0.0650          12.25          11.46          11.54
April 30, 2006 .................................           0.0650          12.11          11.22          11.27
May 31, 2006 ...................................           0.0650          12.00          11.05          11.20

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------

      The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                                              INVOLUNTARY          AVERAGE
                                              ASSET           LIQUIDATING           MARKET
                      TOTAL SHARES          COVERAGE           PREFERENCE           VALUE
         DATE        OUTSTANDING (1)      PER SHARE (2)      PER SHARE (3)     PER SHARE (1)(3)
      ---------      ---------------      -------------      -------------     ----------------
      05/31/06*            700              $ 300,724          $ 100,000           $ 100,000
      11/30/05             700                302,788            100,000             100,000
      11/30/04             700                303,137            100,000             100,000
      11/30/03             700                306,301            100,000             100,000
      11/30/02             700                274,802            100,000             100,000
      11/30/01             700                286,040            100,000             100,000

----------
(1)   See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the MMP(R)) from the Fund's total assets and dividing that amount by the number of MMP(R) shares outstanding.

(3)   Excludes accumulated undeclared dividends.

*     Unaudited

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
              ------------------------------------------------------------------

1.    ORGANIZATION

      Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock ("MMP(R)").

      Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on certain fixed income securities.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
------------------------------------------------------------------

      OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

      The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

      REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

      FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

      Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

      Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to MMP(R) Shareholders, during 2006 and 2005 was as follows:

                     DISTRIBUTIONS PAID IN FISCAL YEAR 2006         DISTRIBUTIONS PAID IN FISCAL YEAR 2005
                     --------------------------------------         --------------------------------------
                   ORDINARY INCOME    LONG-TERM CAPITAL GAINS     ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                   ---------------    -----------------------     ---------------    -----------------------
Common                    N/A                   N/A                 $ 10,602,545               $ 0
Preferred                 N/A                   N/A                 $  1,937,548               $ 0

      As of November 30, 2005, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis, were as follows:

                                     UNDISTRIBUTED               UNDISTRIBUTED               NET UNREALIZED
  CAPITAL (LOSS) CARRYFORWARD       ORDINARY INCOME             LONG-TERM GAIN        APPRECIATION/(DEPRECIATION)
  ---------------------------       ---------------             --------------        ---------------------------
           ($5,431,581)                $ 222,609                     $ 0                      $ 12,208,984

      At November 30, 2005, the composition of the Fund's $5,431,581 accumulated realized capital losses was $2,297,260, $982,343, $1,457,692 and $694,286 in
2000, 2001, 2002 and 2004, respectively. These losses may be carried forward and offset against any future capital gains through 2008, 2009, 2010 and 2012, respectively.

      EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $16,000 of Federal excise taxes attributable to calendar year 2005 in March 2006.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
------------------------------------------------------------------

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

      Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

      For purposes of calculating the fees to the Adviser, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

      PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% on the Fund's average weekly total managed assets above $1 billion.

      PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities and accumulated dividends, if any, on Fund preferred shares. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

      PFPC Trust Company ("PFPC Trust") serves as the Fund's custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

      The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

      The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.    PURCHASES AND SALES OF SECURITIES

      For the six months ended May 31, 2006,  the cost of purchases and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$75,350,913 and $70,958,520 respectively.

      At May 31, 2006, the aggregate cost of securities for federal income tax purposes was $203,519,088, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,023,570 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,481,511.

5.    COMMON STOCK

      At May 31, 2006, 240,000,000 shares of $0.01 par value Common Stock were authorized.

      Common Stock transactions were as follows:

                                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                                              5/31/06                       11/30/05
                                                                       --------------------           --------------------
                                                                       SHARES        AMOUNT           SHARES        AMOUNT
                                                                       ------        ------           ------        ------
Shares issued under the Dividend Reinvestment and Cash Purchase
  Plan .............................................................   18,787     $ 231,696           90,012     $ 1,150,181
                                                                       ------     ---------          -------     -----------

6.    MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R))

      The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The MMP(R) is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of MMP(R) are cumulative.

      The Fund is required to meet certain asset coverage tests with respect to the MMP(R). If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, MMP(R) at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

      If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the MMP(R), the Fund is required to make additional distributions to MMP(R) Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

--------------------------------------------------------------------------------
 Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------

      An auction of the MMP(R) is generally held every 49 days. Existing MMP(R) Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. MMP(R) Shareholders may also trade shares in the secondary market, if any, between auction dates.

      At May 31, 2006, 700 shares of MMP(R) were outstanding at the annualized rate of 3.90%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.    PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable (hybrid) preferred securities. Under normal markets conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by companies in the utility industry and a significant percentage, but no more than 25% of its assets, in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

      The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in either case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

      The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

      In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

8.    SPECIAL INVESTMENT TECHNIQUES

      The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.    SECURITIES LENDING

      The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2006, $1,086 in brokerage commissions were incurred.

      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

      In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PFPC Inc. under the Plan.

      A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

      The  Plan is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 17, 2005. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.PREFERREDINCOME.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

      The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2006. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

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--------------------------------------------------------------------------------
 Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

      In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

      Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 22, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

      On April 21, 2006, the Fund held its Annual Meeting of Shareholders (the "Meeting") for the following purposes: election of a Director of the Fund ("Proposal 1") and approval of an amendment to the Fund's Articles Supplementary Creating and Fixing the Rights of the Money Market Cumulative Preferred(TM) Stock ("Articles Supplementary") relating to the removal of the requirement that potential buyers of the Fund's Money Market Cumulative Preferred(TM) Stock execute a "Master Purchaser's Letter" ("Proposal 2"). All proposals were approved by the shareholders and the results of the voting are as follows:

PROPOSAL 1: ELECTION OF DIRECTOR.

NAME                                                   FOR           WITHHELD
----                                                   ---           --------
COMMON STOCK
David Gale .....................................    9,710,869        144,678

      Donald F. Crumrine, Morgan Gust, Karen H. Hogan, and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2: AMENDMENT TO THE ARTICLES  SUPPLEMENTARY  RELATING TO THE REMOVAL OF
            THE MASTER PURCHASER'S LETTER REQUIREMENT

 NAME                                      FOR           AGAINST        WITHHELD
 ----                                      ---           -------        --------
COMMON STOCK ...................        9,566,627        133,518         155,402
PREFERRED STOCK ................              475             --              --

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                        PRINCIPAL           NUMBER OF FUNDS
                                            TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR
-------------------------- -------------- -------------------  ---------------------------- --------------- ------------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                    Director     Class I Director    President & CEO of                 4        Metromedia International
Delta Dividend Group, Inc.                since January 1997   Delta Dividend                              Group, Inc.
220 Montgomery Street                                          Group, Inc. (investments).                  (telecommunications).
Suite 426                                                                                                  Flaherty & Crumrine
San Francisco, CA 94104                                                                                    Preferred Income Fund,
Age: 57                                                                                                    Flaherty & Crumrine/
                                                                                                           Claymore Preferred
                                                                                                           Securities Income Fund
                                                                                                           and Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund.

MORGAN GUST                   Director    Class III Director   President of Giant                  4        CoBiz, Inc. (financial
Giant Industries, Inc.                    since February 1992  Industries, Inc. (petroleum                  services); Flaherty &
23733 N. Scottsdale Road                                       refining and marketing) since                Crumrine Preferred
Scottsdale, AZ 85255                                           March 2002, and for more                     Income Fund, Flaherty
Age: 59                                                        than five years prior                        & Crumrine/Claymore
                                                               thereto, Executive Vice                      Preferred Securities
                                                               President, and various other                 Income Fund and Flaherty
                                                               Vice President positions at                  & Crumrine/Claymore
                                                               Giant Industries, Inc.                       Total Return Fund.

----------
*     The Fund's Board of Directors is divided into three  classes,  each class having a term of three years.  Each year the term of office of one class expires and the successor or successors  elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTOR - three year term  expires at the  Fund's  2009  Annual  Meeting of  Shareholders;
                                 director may continue in office until his successor is duly elected and qualified.

                                 CLASS II  DIRECTORS - three year term  expires at the Fund's 2007 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

                                 CLASS III  DIRECTORS - three year term expires at the Fund's 2008 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.


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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------

                                                                        PRINCIPAL           NUMBER OF FUNDS
                                            TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR
-------------------------- -------------- -------------------  ---------------------------  --------------- ------------------------
NON-INTERESTED
DIRECTORS:

KAREN H. HOGAN+               Director    Class III Director   Retired; Community                  4        Flaherty & Crumrine
301 E. Colorado Boulevard                  since April 2005    Volunteer; from September                    Preferred Income Fund,
Suite 720                                                      1985 to January 1997,                        Flaherty & Crumrine/
Pasadena, CA 91101                                             Senior Vice President of                     Claymore Preferred
Age: 45                                                        Preferred Stock Origination                  Securities Income Fund
                                                               at Lehman Brothers and                       and Flaherty & Crumrine/
                                                               previously, Vice President                   Claymore Total Return
                                                               of New Product Development.                  Fund.

ROBERT F. WULF                Director     Class II Director   Financial Consultant;               4        Flaherty & Crumrine
3560 Deerfield Drive South                since February 1992  Trustee, University of                       Preferred Income Fund,
Salem, OR 97302                                                Oregon Foundation;                           Flaherty & Crumrine/
Age: 69                                                        Trustee, San Francisco                       Claymore Preferred
                                                               Theological Seminary.                        Securities Income Fund
                                                                                                            and Flaherty & Crumrine/
                                                                                                            Claymore Total Return
                                                                                                            Fund.

----------
*     The Fund's Board of Directors is divided into three  classes,  each class having a term of three years.  Each year the term of office of one class expires and the successor or successors  elected to such class serve for a three year term. The three year term for each class  expires as  follows:

                                 CLASS I DIRECTOR - three year term  expires at the  Fund's  2009  Annual  Meeting of  Shareholders;
                                 director may continue in office until his successor is duly elected and qualified.

                                 CLASS II  DIRECTORS - three year term  expires at the Fund's 2007 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

                                 CLASS III  DIRECTORS - three year term expires at the Fund's 2008 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

+     As a Director, represents holders of shares of the Fund's Money Market Cumulative Preferred(TM) Stock.


                                       32

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

                                                                        PRINCIPAL           NUMBER OF FUNDS
                                            TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR
-------------------------- -------------- -------------------  ---------------------------- --------------- ------------------------
INTERESTED
DIRECTORS:

DONALD F. CRUMRINE+, ++      Director,     Class II Director   Chairman of the Board               4        Flaherty & Crumrine
301 E. Colorado Boulevard    Chairman     since February 1992  and Director of Flaherty &                   Preferred Income Fund,
Suite 720                   of the Board                       Crumrine Incorporated.                       Flaherty & Crumrine/
Pasadena, CA 91101           and Chief                                                                      Claymore Preferred
Age: 58                      Executive                                                                      Securities Income Fund
                              Officer                                                                       and Flaherty & Crumrine/
                                                                                                            Claymore Total Return
                                                                                                            Fund.

----------
*     The Fund's Board of Directors is divided into three  classes,  each class having a term of three years.  Each year the term of office of one class expires and the successor or successors  elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTOR - three year term  expires at the  Fund's  2009  Annual  Meeting of  Shareholders;
                                 director may continue in office until his successor is duly elected and qualified.

                                 CLASS II  DIRECTORS - three year term  expires at the Fund's 2007 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

                                 CLASS III  DIRECTORS - three year term expires at the Fund's 2008 Annual  Meeting of  Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.

+     As a Director, represents holders of shares of the Fund's Money Market Cumulative Preferred(TM) Stock.

++    "Interested  person" of the Fund as defined in the Investment  Company Act of 1940. Mr.  Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated which acts as the Fund's investment adviser.


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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------

                                                                               PRINCIPAL
                                               TERM OF OFFICE                OCCUPATION(S)
NAME, ADDRESS,                 POSITION(S)      AND LENGTH OF                 DURING PAST
AND AGE                      HELD WITH FUND     TIME SERVED                   FIVE YEARS
-------------------------  ------------------- -------------- --------------------------------------------
OFFICERS:

ROBERT M. ETTINGER            President            Since      President and Director of Flaherty &
301 E. Colorado Boulevard                       October 2002  Crumrine Incorporated.
Suite 720
Pasadena, CA 91101
Age: 47

R. ERIC CHADWICK            Chief Financial        Since      Vice President and Director of Flaherty &
301 E. Colorado Boulevard   Officer, Vice       October 2002  Crumrine Incorporated; prior to August 2001,
Suite 720                     President                       portfolio manager of Flaherty & Crumrine
Pasadena, CA 91101           and Treasurer                    Incorporated.
Age: 31

CHAD C. CONWELL            Chief Compliance        Since      Chief Compliance Officer of Flaherty &
301 E. Colorado Boulevard    Officer, Vice       July 2005    Crumrine Incorporated since September
Suite 720                    President and                    2005, and since July 2005, Vice President of
Pasadena, CA 91101             Secretary                      Flaherty & Crumrine Incorporated; from
Age: 33                                                       September 1998 through June 2005,
                                                              Attorney with Paul, Hastings, Janofsky
                                                              & Walker LLP.

BRADFORD S. STONE           Vice President         Since      Vice President and Director of Flaherty &
392 Springfield Avenue      and Assistant        July 2003    Crumrine Incorporated; from June 2001
Mezzanine Suite               Treasurer                       to April 2003, Director of U.S. Market
Summit, NJ 07901                                              Strategy at Barclays Capital.

CHRISTOPHER D. RYAN         Vice President         Since      Vice President of Flaherty & Crumrine
301 E. Colorado Boulevard                        April 2005   Incorporated since February 2004;
Suite 720                                                     October 2002 to February 2004, Product
Pasadena, CA 91101                                            Analyst of Flaherty & Crumrine Incorporated.
Age: 38                                                       From 1999 to 2002, graduate student.

LAURIE C. LODOLO               Assistant           Since      Assistant Compliance Officer of Flaherty &
301 E. Colorado Boulevard     Compliance         July 2004    Crumrine Incorporated since August 2004;
Suite 720                  Officer, Assistant                 since February 2004, Secretary of Flaherty
Pasadena, CA 91101           Treasurer and                    & Crumrine Incorporated; since January
Age: 42                    Assistant Secretary                1987, Account Administrator of Flaherty &
                                                              Crumrine Incorporated.


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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

      During the six month period ended May 31, 2006, the Board of Directors of the Fund approved the continuation of the investment advisory agreement with the Adviser (the "Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Board members reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser's sound financial condition and the Adviser's commitment to its business, as evidenced by its hiring additional personnel as the business has grown. The Board members evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund employs and (ii) the Adviser's culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered the continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, and the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE

      The Board members considered the Fund's performance since inception, including its performance in recent fiscal periods, to determine whether the Fund had met its investment objective. The Board members determined that the Fund had done so, especially in light of existing extraordinary market conditions, which include rising short-term rates and a relatively flat yield curve, conditions that reduce hedging benefits. In reaching this conclusion, the Board members reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund, considered the costs and benefits of the Fund's hedging strategy in the relevant market environment and examined the differences between the Fund and certain funds in the comparison group, including the significant positions in common equities of a number of preferred stock funds. The Board members noted the Fund's adherence to its respective investment


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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------

mandate. The Board members also considered that recent relative underperformance was attributable largely to the Fund's stated hedging strategies, which have been a central aspect of the Fund since inception.

PROFITABILITY

      The Board members considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Board members concluded that the profitability to the Adviser was not excessive based on the considerable services it provides to the Fund, the Fund's relative performance over time, its success in meeting the Fund's investment objective and the Fund's relatively low expense ratio compared to funds with similar investment objectives and strategies. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE

      The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size; thus, the Adviser would not benefit from economies of scale. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Board members accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Board members noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale.

      In light of their discussions and considerations as described above, the Board members made the following determinations as to the Fund:

      o the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate and the quality of the services is high;

      o the Fund's overall performance was satisfactory, given market conditions;

      o the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information,
            (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

      o there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

      Based on these conclusions, the Board members determined that approval of the Agreement was in the best interests of the Fund and its shareholders.


                                       36

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DIRECTORS

   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS

   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Christopher D. Ryan, CFA
      Vice President
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER

   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS  CONCERNING  YOUR  SHARES OF  FLAHERTY  &  CRUMRINE  PREFERRED  INCOME
   OPPORTUNITY FUND?

   o     If your shares are held in a Brokerage Account, contact your Broker.

   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

                       PFPC Inc.
                       P.O. Box 43027
                       Providence, RI  02940-3027
                       1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Not applicable.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the  1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JULY 17, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JULY 17, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                           R. Eric Chadwick,  Chief Financial  Officer,
                           Treasurer  and  Vice  President
                           (principal financial officer)

Date              JULY 17, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.